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[LETTERHEAD]

                                       July 11, 1997


Regis Corporation
7201 Metro Boulevard
Minneapolis, Minnesota 55439
Attention: Senior Vice President

    Re: AMENDMENT TO PRIVATE SHELF AGREEMENT

Ladies and Gentlemen:

    Reference is made to that certain Private Shelf Agreement dated as of July 25, 1995 (as amended from time to time, the "AGREEMENT") among Regis Corporation, a Minnesota corporation (the "COMPANY"), on the one hand, and The Prudential Insurance Company of America and each "Prudential Affiliate" which is a party thereto (collectively, "PRUDENTIAL"), on the other hand, pursuant to which the Company issued and sold and Prudential purchased the
Company's:

    (i)   6.94%  $10,000,000 Series A Senior Notes due July 1, 2005,
    (ii)  7.99%  $5,000,000 Series B Senior Notes due July 1, 2003,
    (iii) 7.80%  $22,000,000 Series C Senior Notes due July 1, 2006,
    (iv)  7.16%  $5,000,000 Series D Senior Notes due January 2, 2002, and
    (v)   8.18%  $8,000,000 Series E Senior Notes due July 2, 2006.

    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

    Pursuant to the request of the Company and in accordance with the provisions of paragraph 11C of the Agreement, the parties hereto agree as follows:

    SECTION 1. AMENDMENT. From and after the date this letter becomes effective in accordance with its terms, the Agreement is amended as follows:

    1.1 The cover page to the Agreement and paragraph 1A of the Agreement is each hereby amended to delete in its entirety the amount "$50,000,000" appearing therein and to substitute therefor the amount "$100,000,000".

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Regis Corporation
July 11, 1997
Page 2

    1.2 Paragraph 2B of the Agreement is amended to delete in its entirety clause (i) thereof and to substitute therefor the following: "(i) July 11, 2000, and".

    1.3 The Company and Prudential expressly agree and acknowledge that as of the date hereof the Available Facility Amount is $50,000,000. NOTWITHSTANDING THE FOREGOING, THIS AMENDMENT AND THE AGREEMENT HAVE BEEN ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

    SECTION 2. REPRESENTATION AND WARRANTY. The Company hereby represents and warrants that no Default or Event of Default exists under the Agreement as of the date hereof.

    SECTION 3. CONDITIONS PRECEDENT. This letter shall become effective as of the date first above written upon (i) the return on or before July 11, 1997 by the Company to Prudential of a counterpart hereof duly executed by the Company and Prudential, (ii) the payment of a $15,000 non-refundable structuring fee to The Prudential Insurance Company of America and (iii) the delivery by Prudential to the Company of a letter in the form of EXHIBIT A attached hereto on or before July 25, 1997. Upon execution hereof by the Company, this letter should be returned to: Prudential Capital Group, Two Prudential Plaza, Suite 5600, Chicago, Illinois 60601, Attention: Marianne Grabowski.

    SECTION 4. REFERENCE TO AND EFFECT ON AGREEMENT. Upon the effectiveness of this letter, each reference to the Agreement in any other document, instrument or agreement shall mean and be a reference to the Agreement as modified by this letter. Except as specifically set forth in Section 1 hereof, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

    SECTION 5. GOVERNING LAW. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE.

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Regis Corporation
July 11, 1997
Page 3

    SECTION 6. COUNTERPARTS; SECTION TITLES. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                                       Very truly yours,

                                       THE PRUDENTIAL INSURANCE COMPANY
                                        OF AMERICA

                                       By: /s/ [illegible]
                                           ----------------------------------
                                           Vice President


AGREED AND ACCEPTED

REGIS CORPORATION

By: /s/ Frank E. Evangelist
   ----------------------------------
    Frank E. Evangelist
    Senior Vice President-Finance